Exhibit 10.1

Electronically Filed

04/18/2016 09:56:25 AM

CLERK OF THE COURT

ORDR

BRYAN R. CLARK, ESQ.

Nevada Bar No: 4442

BRYAN R. CLARK, P.C.

5915 Edmond St., Ste. 125

Las Vegas, NV 89118

Tel: (702) 825-2758

Email: bryan@clarklg.com

Attorney for Custodian

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of:	) )	Case No: A-16-733484-B Dept. No: XV
)
)
AIVTECH INTERNATIONAL	)	ORDER GRANTING THE APPLICATION
GROUP CO., a Nevada corporation.	)	FOR THE APPOINTMENT OF BRYAN S.
	)	GLASS AS CUSTODIAN OF
	)	AIVTECH INTERNATIONAL GROUP CO.
	)	PURSUANT TO NRS 78.347(1)(b)
)
	)	(BUSINESS COURT)
)

NOW THEREFORE THE COURT HEREBY FINDS that the Application of BRYAN S. GLASS to become custodian of AIVTECH INTERNATIONAL GROUP CO., a Nevada corporation, having come on for hearing before this Court on the 18th day of April, 2016; notice having been duly given to all concerned parties, no opposition having been filed with the Court, and for good cause appearing therefor,

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1.                  Pursuant to NRS 78.347, shareholder, BRYAN S. GLASS, be, and is, hereby appointed as Custodian of AIVTECH INTERNATIONAL GROUP CO., a Nevada corporation, ("AIV").

2.                  BRYAN S. GLASS is authorized to take any actions on behalf of AIV, pursuant to NRS 78.347, that are reasonable, prudent, or for the benefit of AIV.

3.                  Pursuant to NRS 78.347(3)(a), BRYAN S. GLASS shall comply with NRS 78.180 to reinstate AIV and submit evidence of compliance with NRS 78.180 to this Court.

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4.                  BRYAN S. GLASS shall provide reasonable notice to all shareholders of record of a shareholders' meeting (the "Meeting"), to be held within a reasonable time after this Order is entered and BRYAN S. GLASS shall submit evidence of compliance with this requirement to this Court.

5.                  The Meeting shall be an Annual Meeting, and BRYAN S. GLASS is hereby designated by the Court as Chairman to conduct the Meeting and to appoint a person to make a record of the Meeting

6.                  The Transfer Agent for the AIV and the Resident Agent for the AIV shall, and all other third parties, including but not limited to attorneys and accountants for AIV, are authorized to, promptly and upon demand therefor by BRYAN S. GLASS, provide BRYAN S. GLASS true, exact and complete copies of all records in their possession relating to AIV, including without limitation all shareholder lists, share transfer records, accounting or financial records, articles of incorporation, bylaws, and minutes of any prior board of directors or shareholder meetings or written consents to act by the board of directors or shareholders.

7.                  BRYAN S. GLASS, as custodian of AIV, shall submit a report to this Court of the actions taken at the Meeting.

8.                  BRYAN S. GLASS shall report to this Court every 4 months concerning his activities as custodian of AIV, the activities of board of directors of AIV, and AIV's progress, and such other information as deemed necessary by the Court.

9.                  BRYAN S. GLASS shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of AIV with the Nevada Secretary of State containing the following disclosures and statements:

a.                  Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning BRYAN S. GLASS or his affiliates.

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b.                  A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of AIV to request that AIV comply with corporate formalities and to continue its business.

c.                   A statement that BRYAN S. GLASS is, in fact, continuing the business of AIV and attempting to further the interests of its shareholders.

d.                  A statement indicating that BRYAN S. GLASS will reinstate or maintain the corporate charter of AIV.

e.                  Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

IT IS SO ORDERED this 18th day of April, 2016.

/s/ Joe Hardy

DISTRICT COURT JUDGE

Respectfully Submitted:

BRYAN R. CLARK, P.C.

/s/Bryan R. Clark

BRYAN R. CLARK, ESQ.

Nevada Bar No. 4442

Attorney for Custodian

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